Exhibit 10.40

Personal Loan Contract

HUA XIA BANK Co., Ltd

Contract Number: FZ1191111090013

Party A (Borrower): Fujian Province Baisha Fire Control Industrial Trading Co., Ltd

Type of Document and Number: ID 35050019540215007

Address: #175 Linxia,Jiuhu town,Longhai City Fujian Province

Zip code: 36300

Home number: 0595-86278820

Work location: Baisha Fire Control Worktrade Co., Ltd

Office number: 0595-86278875

HP number: 13906990888

Party B (Lender): Hua Xia Bank Fuzhou Branch

Address: No 92 East Road Fuzhou

Zip code: 350001

Legal responsibility/Responsible person: Daosheng Lin

Contact number: 0591-87666608

Fax number: 0591-87626587

This Contract is entered compliance with the National law. The Party A has applies to the Party B for loan, Party B has reviews and agree with and after reaching agreement through negotiations, hereby enter into this contract.

Article 1

Loan Category and Purpose of Loan

1.1 According to party A application, the Party B agrees to provide following types of loan:

☒ personal vehicle loan

☒ educations loan

☒ small amount consumption loan

☒ individual business loan

☑ owner of private company loan

☒ others

1.2 The Party A shall use the loan to supplement liquidity of company, misappropriation or diversion shall not be allowed.

Article 2

Amount, Term and Interest of Loan

2.1 Loan amount( capitalized) RMB NINE MILLION AND FIVE HUNDRED THOUSDAND ONLY (¥9,500,000.00)

2.2 Term of loan is one year from Dec 28, 2009 to Dec 28, 2010. The actual term of loan is based on loan certificate.

2.3 Annual interest rate of this loan contract is 4.779%, started from the day loan obtains.

2.4 Before contract become effective, in case of change of interest by the People’s Bank of China, the new interest rate adjustment based on following contract 2.5. Upon contract become effective, in case of change of interest by the People’s Bank of China, the new interest rate adjustment, according to following:

☒ the contract interest remain the same

☑ the adjustment of contract interest can be used from first period of interest paid in next year

☒ the contract interest be adjusted annually, and can be used from first period of interests paid in next year.

☒

2.5 According 2.4, the interest rate of the loan shall float 10% based on the benchmark rate down (up/down).

2.6 The penalties interest rate of loan contract will automatic make a properly adjustment when interest rate have a changed, and can be used with loan interest rate of contract at same time.

2.7 Do adjustment based on above rules, the Party B does not required agreement from Party A.

Article 3

Loans

3.1 The Party A shall not cancel the authorized that total amounts of loan will be deposited into following account in one time: Account name: Zhuge Zhuang , Bank: Hua Xia Bank Fuzhou Branch and Account number: 6226312310016278.

Article 4

Repayment of Loan

4.1 The methods of repayment of loan are:

☒ Payment in one time including principle and interests. Party A pays all of principle and interest in one time at             year              month              day.

☒ The Party A pays the same amounts of principle and interest to the Party B for every periods, but the first and last period payment is calculated in the actual days. Calculation formula is:

Pay amounts per period=         principle*interest rate*(1+interest rate)n

                                                             (1+interest rate)n -1

                                                     ▲ “n” means number of periods

Equal principle and interest payment method, the day of principle and interest payment

☒ Principle and interest of loan shall be settled month, the settle date should be the twentieth day of every month, the day of last period of payment is the natural day of contact.

☒ Principle and interest of loan shall be settled three months, the settle date should be the twentieth day of three months, the day of last period of payment is the natural day of contact.

☒ Equal principle payment method, loan interest payment by Party A will continually decrease, as Party A pay the equal amount for every period, but the first and last period, payment amount is calculated by actual days.

Payment per period=     principle     + principle- amount been paid)* int rate

                                       total periods

Equal principle payment method, the day of principle and interest payment

☒ Principle and interest of loan shall be settled month , the settle date should be the twentieth day of every month, the day of last period of payment is the mature day of contact.

☒ Principle and interest of loan t shall be settled three months , the settle date should be the twentieth day of three months, the day of last period of payment is the mature day of contact.

☑ Return principle at maturely day of loan contract and pay interest for every period. The Party A shall return the principle at Dec 28, 2010. The interest is:

☒ Interest of loan shall be settled month, the settle date should be the twentieth day of every month. At the maturely day of loan, pay principle and interest in one time.

☑ Interest of loan shall be settled quarter, the settle date should be the twentieth day of every quarter. At the maturely day of loan, pay principle and interest in one time.

☒ Others

4.2 Adopting payment principle and interest at difference periods, the Party A shall based on above formulation to make clear, the time, accuracy amount payment to Party B.

4.3 Prior to the repayment, the Party A shall deposit enough principle and interest of loan to the indicate account, account number 6226312310016278, which are collected by Party B.

4.4 If Party A did not pay principle and interest of loan on time, Party B is entitled to collect amounts from any account (including fixed deposit accounts) that was opened by Party A in Huaxiao bank. The amount collected by Party B, according to « Saving management regulation » be considered as early withdraw from accounts, so the interest of deposit may be changed based on regulation, and any lost occurs only responded by Party A.

4.5 The Party A shall notify the Party B in writing within 5 days and agreed by Party B in writing, if the Party B plans payment at early maturity of the loan. Early payment amount calculated based on information from original contract. The remains amount will be performed under new agreement. The Party A shall pay all interest of loan as he or she pay all principles to the Party B early payment of the loan.

Article 5

Guarantee of loan

5.1 The guaranty type for the loan under this contract is:

☒ guarantor ____________ signed « personal guarantee contract » with Party B

☒ mortgagor ____________ signed « personal mortgage contract » with Party B

☑ pledgor Zhuge Zhuang signed « personal pledge contract » with Party B

☒ Others

5.2 If the creditor’s right of loan is belonging to the highest guaranty, should use one of following:

☒ guarantor ____________ signed « personal the highest guarantee contract » with Party B

☒ mortgagor ____________ signed « personal the highest mortgage contract » with Party B

☒ pledgor ____________ signed « personal the highest pledge contract » with Party B

☒ others

Article 6

Right and Obligation of the Party A and Party B

6.1 The Party A shall provides necessary documents and material as requested by Party B, and ensure the true, accurate, legal and effective of the documents and materials.

6.2 The Party A shall use the loan as is prescribed in this contract, misappropriation or diversion shall not be allowed.

6.3 The Party A shall repay the loan and interest on schedule

6.4 The Party A shall bear the cost on related expenses under this contract including legal services, insurance, evaluation, registration, and appraisal.

6.5 The Party A shall provide personal occupation, income, expense, liability, guarantee and economic dispute with others as required by Party B.

6.6 If loan contract with individual business and others who uses loan as operation purpose, the Party A shall coordinate with Party B such as be surveyed at before to enter into loan contract, reviewed during the loan contract and inspected after loan contract, and provide following information as required, but not only limited:

6.6.1 License, tax registration certificate; and relates qualification certificates issued by health or policy authorities.

6.6.2 Industry and commerce administration costs, tax payment records; sales contract or invoices that can prove the scope of operations.

6.6.3 Operation results and income situations

6.6.4 Occur lawsuit, arbitrations, administrative penalty and debt dispute with others

6.6.5 situations of loan used under this contract.

6.7 The Party A shall inform the Party B in written within three days, when there is any other circumstances that may have significant adverse impact on the repay obligations under this contract, for example, business outage, cancellation of registration, revocation of business license, illegal activities of the legal representative or main responsible person, serious difficulties in production and management, deteriorating financial situation.

6.8 The Party A shall not use this loan to buy vehicle or any personal durable consumer goods to engage in illegal activities.

6.9 The Party A assures that not occurring refuse to perform the obligations just because of dispute with other parties.

6.10 The Party A shall notify the Party B in writing within seven days when change of location, correspondence address or business scope and other matters

6.11 The Party B has right to know occupations, income situations, debts and provide guarantee and dispute with others of Party A.

6.12 The Party A’s credit information (including, name, sex, ID, occupation, work, educations, status, income and asset situation and other information that can reflect credit of Party A) and relates loan situation (including, loan amount, loan term, time, guaranty situation, loan used and return situation) can be recorded by Party B into controlling department of bank, the people’s bank of China or other financial management institutions.

6.13 The Party B is entitled to release loan to the borrower according to the items in this contract.

6.14 The Party B shall keeps confidentiality of occupation, income, expense, debts, guaranty and dispute with others that provide by Party A. Except for should disclosed by law.

Article 7

Breach of Contract

7.1 Both Party A and Party B shall perform the obligations under loan contract, after contract become effective. Any party who do not perform the obligations should to undertake responsibility of breach of contract.

7.2 The Party A fail to repay the loan on schedule, the Party B is entitled penalty interest from the past due date, the penalty interest calculated as following:

☑ interest rate shall float up 50% on the agreed loan interest under this contract as a penalty interest.

☒ penalty interest is ___%.

7.3 According 7.2 above penalty interest, the Party A should pay compound interest to the Party B until all of loan has been paid, if Party A fail payment on time.

7.4 The Party A fail to use loan as is prescribed in this contract the, Party B is entitled penalty interest from the past due date. Interest rate shall float up 50% on the agreed loan interest under this contract as a penalty interest.

7.5 The Party A fails to repay the loan on time or use the loan as is prescribed in this contract. In these situations, overdue interest, penalty interest and compound interest are calculated and collected for monthly.

7.6 If the Party A breach the loan contract, it shall undertake the expense of pressing for repayment, legal costs (arbitration costs), preservation cost, proclamation cost, enforcement cost, lawyer’s fee, appraisal fee, travel expense and other expenses paid by the Party B for realization of the Creditor’s right.

Article 8

Early Maturity of the Loan

Should any of the following circumstances occurs, the Party B shall have the right to withhold the loan to be granted to the Party A under this Contract, declare early maturity of the loan for the Borrower under this Contract and have a right to dispose pledge property or demand the guarantor to response the relevant obligations:

8.1.1 The Party A overdue any one of loan repayment under the loan contract.

8.1.2 The Party A be announced that disappear, lose the ability of civil conduct, prison and there is no inheritors after died or the inheritor refuse to perform the obligations of repayment.

8.13 The Party A’s or guarantor’s financial condition have a serious changed or involves any lawsuit, arbitration, administrative penalty that Party B believe would adverse influence the ability to perform the obligations.

8.1.4 Individual business and others who uses loan as operation purpose occur business outage, revocation of business license, serious difficulties in production and management which would adverse impact on the repay obligations under this contract.

8.1.5 The Party A changes the purpose of loan by himself or herself.

8.1.6 The Party A uses this loan to buy vehicle or any personal durable consumer goods to engage in illegal activities.

8.1.7 The purpose of Party A’s loan is used to study, however, the party A quit school during studies, fired by school, or student pass is cancelled or could not finish studies because of some reasons.

8.18 The right of pledge that used by Party A or guarantor under loan of contract would be removed, sold, donated, transferred, or repeat pledged.

8.19 The Party provides some false materials and concealing important facts, which maybe or has caused loss of loan.

8.1.10 The Party A refuses or blocks the supervision and inspection of loan used circumstances by Party B.

8.1.11 The Party A does not provide any new guaranty to Party B as the value of pledge property is decreased.

8.1.12 The Party A or guarantor of this loan contract fails to perform the obligations and promises during the contract period, which would influences the realization of the creditor’s right by Party B.

8.1.13 Guarantor of this loan contract breach other loan contract or fails to perform the obligations and promises in the other loan contract, which could influences the realization of the Creditor’s right by Party B.

8.1.14 The Party A breach any one agreement in the loan contract, which Party B believes that could adverse influence the safety of the loan.

Article 9

The Contract Become Effective

9.1 The contract shall go into effect after signed by Party A and Party B. If guaranty provided in this contract, the party B have not obligations to release a loan to Party A until all of guaranties procedures has been finished.

Article 10

Agreement on Deduction

10.1 Both parties shall not change or deducts contract by individually as the contract has became effective. Both parties shall make agreement in writing, if the loan contract needs to change.

10.2 After the contract has became effective, the Party B can transfer partly or completely of creditor’s right to the third party without any agrees from Party A, however, this transfer be invalid if Party A has not received notice from Party B.

10.3 After the contract has became effective, the Party A wish to transfer partly or completely of creditor’s right to the third party, it should submit notice in writing of the guarantor’s agreement and agree continually to be a guarantor in the loan contract and receive consents in writing from Party B.

10.4 The Party A shall notify the Party B in writing within fifteen days before maturely of the loan contract, if the Party A wishes to extend loan contract. The extend loan contract signed between two parties after Party B reviewed and agreed extent loan contract. Whiles, Party A should pay all principles and interest based on the loan contract to Party B who does not agrees extend loan contract with Party A.

Article 11

Dispute Settlement

11.1 Should any disputes happen in the process of performing the contract, all parties shall resolve them through consultations, the disputes shall be subject to the following:

☑ Lawsuit: submit to the People’s Court of the location of the lender

☒ Arbitration: submit to _____________ (Full name of the arbitration committee) following its arbitration principles.

Article 12

Supplementary Provisions

12.1 If Party A and Party B signs the contract « personal the highest loan contract » , account number: ____________,.

12.2 During the valid period of the contract, the Party A’s name, address, contact methods has changed but has not notify to the Party B. Hence, any materials and documents which sent by Party B based on information in the contract to Party A would be considered as has been delivered.

12.3 Others Agreement between Two Parties

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

12.4 In the contract, adopt ☐, ✓ in the ☐ means applicable, and × in the ☐ means not applicable.

12.5 The contract bears two copies, each of the Party A, the Party B shall hold one copy and be equally authentic.

12.6 Some relevant attachments as part of this contract and be equally authentic.

12.7 Party B has ask Party A to fully and correctly understand the terms and conditions of this loan agreement and has answered all of Party A’s questions regarding this loan agreement. Party A and Party B has no obligation to all the particulars

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Party A (Signature) /s/ Zhuge Zhuang (or Attorney in fact)

Date: 2009 Year 12 Month 28 Day

Party B (Seal): /s/ Yanqin Wu

Responsible or authorized representative (or Attorney in fact)

Date: 2009 Year 12 Month 28 Day